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                                                                July 1, 2000
 FUND PROFILE
T. ROWE PRICE
Extended Equity Market Index Fund

 A fund that seeks to match the performance of the Wilshire 4500 Equity Index, a broad index of small and mid-size common stocks.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.

TROWEPRICELOGO
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                                                                           1

FUND PROFILE
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 What is the fund's objective?

   To match the performance of the U.S. stocks not included in the Standard & Poor's 500 Stock Index/(R)/ (an index of large U.S. companies). These are primarily small- and mid-capitalization stocks (market capitalization below the 1,000 largest companies in the U.S. stock market and between the 200 and 1,000 largest, respectively). Market capitalization is the number of a company's outstanding shares multiplied by the market price per share. We use the Wilshire 4500 Equity Index to represent this universe.

   The inclusion of a stock in the Wilshire index is in no way an endorsement by Wilshire Associates of the stock as an investment, nor is Wilshire a sponsor of the fund or in any way affiliated with it.


 What is the fund's principal investment strategy?

   The fund uses a sampling strategy, investing substantially all of its assets in a group of stocks representative of the Wilshire 4500 Index. The fund does not attempt to fully replicate the index by owning each of the stocks in it. Despite its name, the Wilshire 4500 includes more than 6,500 stocks.

   In an attempt to recreate the Wilshire index, we select stocks in terms of industry, size, and other characteristics. For example, if technology stocks made up 15% of the Wilshire index, the fund would invest about 15% of its assets in technology stocks with similar characteristics. Several factors are considered in selecting representative stocks, including historical price movement, market capitalization, transaction costs, and others.

   T. Rowe Price continually compares the composition of the fund to that of the index. If a misweighting develops, the portfolio is rebalanced in an effort to bring it into line with the index. When investing cash flow, the fund may purchase stocks, stock index futures, or stock options. This approach is intended to minimize any deviations in performance between the fund and index.

   The fund intends to remain fully invested during all market conditions. The fund may sell securities primarily to rebalance its portfolio or satisfy redemption requests.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of either of these documents, call 1-800-638-5660.
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                                                                               2


                                                                           2

FUND PROFILE
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 What are the main risks of investing in the fund?

   The fund is designed to track broad segments of the stock market--whether they are rising or falling. Markets as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling.

   Since the fund is passively managed and seeks to remain fully invested at all times, assets cannot be shifted from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. Therefore, actively managed funds may outperform this fund. In addition, fund returns are likely to be slightly below those of the index because the fund has fees and transaction expenses while indices have none. The timing of cash flows and a fund's size can also influence returns. Further, the use of sampling will likely result in some deviation from the fund's index. While there is no guarantee, the investment manager expects the correlation between the fund and the index to be at least .95. A correlation of 1.00 means the return of a fund can be completely explained by the return of an index.

   The fund will be subject to the greater risks associated with small- and mid-cap stocks. Smaller companies often have limited product lines, markets, or financial resources, and may depend on a small group of inexperienced managers. The securities of small companies may have limited marketability and liquidity and are often subject to more abrupt or erratic market movements than shares of larger companies or the major market averages. The very nature of investing in smaller companies involves greater risk than is customarily associated with large-cap companies.

   Investments in futures and options, if any, are subject to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. This fund provides a relatively low-cost way of participating in the U.S. equity markets through a passively managed portfolio. If you seek potentially higher returns, can assume greater risk, and want broad
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                                                                           3

FUND PROFILE
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   exposure to small- and mid-cap stocks, you may wish to invest in the fund.
   The fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the year depicted in the chart.

LOGO



  Calendar Year Total Returns*
  "99"
 ----------------------------------------------------
                        33.72
 ----------------------------------------------------



          Quarter ended              Total return

 Best quarter                           12/31/99 28.48%

 Worst quarter                           9/30/99 -6.44%

 * Does not include account maintenance fee which, if reflected, would reduce the returns shown.
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FUND PROFILE
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
 Table 1 Average Annual Total Returns
                                        Periods ended 06/30/2000
                                                     Since inception
                                        1 year        (01/30/1998)
 ------------------------------------
  Extended Equity Market Index Fund     20.37%           18.42%
  Wilshire 4500 Index                   21.28            17.94
 ---------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

 The fund's returns do not include the account maintenance fee which, if reflected, would reduce the returns shown.


 What fees or expenses will I pay?

   The fund is 100% no load. However, the fund charges a redemption fee of 0.50%, payable to the fund, for shares held less than six months, and a quarterly maintenance fee of $2.50 for accounts of less than $10,000. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. The fund has a single, all-inclusive fee covering investment management and operating expenses. This will not fluctuate.


 Table 2 Fees and Expenses of the Fund
                           Shareholder fees (fees
                           paid directly from your           Annual fund operating expenses
                                 investment)         (expenses that are deducted from fund assets)
                                         Account                                     Total annual
                           Redemption  maintenance    Management       Other        fund operating
                              fee        fee/a/          fee          expenses         expenses

  Extended Equity Market     0.50%         $10         0.40%/b/          --            0.40%/b/
  Index Fund
 ----------------------------------------------------------------------------------------------------------


 /a/A $2.50 quarterly fee is charged for accounts with balances less than $10,000.

 /b/       The management fee includes operating expenses.

   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods:

  1 year*     3 years*     5 years*      10 years*
 ----------------------------------------------------
    $41         $128         $224           $505
 ----------------------------------------------------


 * Does not include account maintenance fee for accounts of less than $10,000.
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FUND PROFILE
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 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Kristen F. Culp manages the fund day-to-day and became chairperson of its Investment Advisory Committee in 2000. Ms. Culp has been a member of the Extended Equity Market Index Fund's committee since its inception. She joined
   T. Rowe Price in 1990 and has been managing investments since 1995.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.
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FUND PROFILE
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 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

LOGO
 RPS F24-035
 T. Rowe Price Investment Services, Inc., Distributor
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